Prospectus Supplement	August 1, 2008

PUTNAM CAPITAL APPRECIATION FUND Prospectus dated September 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the U.S. Core and U.S. Small- and Mid-Cap Core teams primarily responsible for the day-to-day management of the fund's portfolio are now James Weiss and Gerard Sullivan (Portfolio Leaders) and Joseph Joseph (Portfolio Member). Robert Brookby will join the fund’s management team as a Portfolio Member in September 2008.

Positions held by Messrs. Wiess and Joseph over the past five years and their fund holdings are set forth in the prospectus.

Mr. Sullivan joined the portfolio team for the fund in July 2008. Since July 1, 2008 he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008 he was a Lead Portfolio Manager at American Century Investments. He owned no fund shares in any Putnam fund as of June 30, 2008.

Mr. Brookby will join the portfolio team for the fund in September 2008. Starting September 3, 2008, he will be employed by Putnam Management as a Portfolio Manager. From 2000 to 2008 he was a Portfolio Manager at American Century Investments. He owned no shares in any Putnam fund as of June 30, 2008.

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